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                                  Exhibit 10.7

                                BIOFACTORS, INC.

                   SECURED NOTE AND WARRANT PURCHASE AGREEMENT

                                December 1, 1994



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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1.       Purchase and Sale of the Notes.........................................................................  1

         1.1        Sale and Issuance of the Notes..............................................................  1
         1.2        Closing.....................................................................................  1

2.       Maturity...............................................................................................  2

3.       Warrants...............................................................................................  2

         3.1        Issue at Closing............................................................................  2
         3.2        Warrant Adjustments.........................................................................  2
         3.3        Purchase Price..............................................................................  2

4.       Security Agreement.....................................................................................  2

5.       Registration and Other Rights..........................................................................  3

6.       Representations and Warranties of the Company..........................................................  3

         6.1        Organization, Good Standing, Qualification and
                    Corporate Power.............................................................................  3
         6.2        Capitalization..............................................................................  3
         6.3        Subsidiaries................................................................................  4
         6.4        Authorization...............................................................................  4
         6.5        Valid Issuance of Notes, Warrants and Common
                    Stock.......................................................................................  4
         6.6        Financial Statements........................................................................  4
         6.7        Governmental Consents.......................................................................  4
         6.8        Litigation..................................................................................  5
         6.9        Patents and Trademarks......................................................................  5
         6.10       Compliance with Other Instruments...........................................................  5

7.       Representations and Warranties of the Purchasers.......................................................  6

         7.1        Authorization...............................................................................  6
         7.2        Purchase Entirely for Own Account...........................................................  6
         7.3        Restricted Securities.......................................................................  6
         7.4        Accredited Purchaser Status.................................................................  6
         7.5        Overseas Purchasers.........................................................................  6
         7.6        Further Limitations on Disposition..........................................................  7
         7.7        Legends.....................................................................................  7

8.       Conditions of Purchaser's Obligations at Closing.......................................................  8

         8.1        Representations and Warranties..............................................................  8
         8.2        Performance.................................................................................  8
         8.3        Compliance Certificate......................................................................  8
         8.4        Secretary's Certificate.....................................................................  8
         8.5        Qualifications..............................................................................  8

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
         8.6        Consents and Waivers........................................................................  8
         8.7        Rights Agreement............................................................................  8
         8.8        Security Agreement..........................................................................  9

9.       Miscellaneous..........................................................................................  9

         9.1        Survival of Warranties......................................................................  9
         9.2        Successors and Assigns......................................................................  9
         9.3        Governing Law...............................................................................  9
         9.4        Counterparts................................................................................  9
         9.5        Titles and Subtitles........................................................................  9
         9.6        Notices.....................................................................................  9
         9.7        Entire Agreement; Amendments and Waivers.................................................... 10
         9.8        Severability................................................................................ 10


SCHEDULES AND EXHIBITS

SCHEDULE    A    Schedule of Purchasers

SCHEDULE    B    Schedule of Exceptions

EXHIBIT     A    Form of Secured Promissory Note

EXHIBIT     B    Form of Warrant

EXHIBIT     C    Form of Security Agreement

EXHIBIT     D    Form of First Amendment to Investors' Rights
                 Agreement

                   SECURED NOTE AND WARRANT PURCHASE AGREEMENT

                  THIS SECURED NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of the 1st day of December, 1994, by and between BioFactors, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A hereto (referred to herein, singly, as a "Purchaser" and, collectively, as the "Purchasers").

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1. Purchase and Sale of the Notes.

                           1.1 Sale and Issuance of the Notes.

                                    (a) The Company has authorized the issuance
to the Purchasers of the Company's Secured Promissory Notes in the form set forth in Exhibit A hereto (collectively, the "Notes" and each, individually, a "Note") in the aggregate principal amount of up to $750,000.

                                    (b) Subject to the terms and conditions of
this Agreement, each Purchaser agrees, severally, but not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser at the Closing, a Note in the principal amount set forth opposite each Purchaser's name on the Schedule of Purchasers attached hereto as Schedule A at a purchase price equal to the original principal amount of such Note.

                           1.2 Closing. The initial purchase and sale of the
Notes shall take place at 10:00 a.m. on December 1, 1994, at the offices of Davis, Graham & Stubbs, L.L.C., 370 Seventeenth Street, Denver, Colorado, or at such other date, time and place as shall be designated by the Company (the "Closing"). At or promptly after the Closing, the Company shall deliver to such Purchaser the Note that such Purchaser is purchasing against receipt of either
(a) a wire transfer of the purchase price to an account designated by the Company not less than two (2) business days prior to the date of the Closing, or
(b) evidence of cancellation of indebtedness of the Company to the Purchaser in an amount equal to or greater than the purchase price. If the Notes issued or sold at the Closing represent, in the aggregate, less than the entire amount of principal authorized as set forth in Section 1.1(a), the Company may issue additional Notes at one or more subsequent closings held within sixty (60) days of the Closing. Upon execution of counterpart signature pages to each of this Agreement, the Rights Agreement (as defined below) and the Security Agreement (as defined below), any additional purchaser purchasing a Note at any such subsequent closing shall be added to Schedule A and shall be deemed to be a Purchaser for purposes of this Agreement.

                  2. Maturity. The Notes shall mature and become due and payable in full at the close of business on the date which is 180 days after the Closing.

                  3. Warrants. The Company has authorized the issuance of warrants, the form of which is attached hereto as Exhibit B (the "Warrants"), to purchase (subject to the succeeding sentence) up to an aggregate of 250,000 shares of the Common Stock of the Company at a purchase price of $3.00 per share (the "Exercise Price"). The Company also has authorized the adjustment of the Exercise Price and the aggregate number of shares of Common Stock issuable upon exercise of the Warrants in the manner set forth in Section 3.2.

                           3.1 Issue at Closing. At the Closing, and at any
subsequent closing, the Company shall issue to each Purchaser purchasing a Note against receipt of the Purchase Price (as defined in Section 3.3), a Warrant to purchase (subject to adjustment pursuant to Section 3.2) such number of shares of Common Stock as is derived by dividing by $3.00 the principal amount of the Note so purchased by such Purchaser. The initial number of shares for which each Purchaser's Warrant is exercisable is set forth opposite such Purchaser's name on Schedule A.

                           3.2 Warrant Adjustments. If the offering price (on an
as-converted-to Common Stock basis) of securities issued in the Company's next offering of Common Stock (or securities convertible into or exchangeable for Common Stock) (the "Next Financing Price") is less than $4.00 per share, then
(a) the aggregate number of shares of Common Stock issuable upon exercise of the Warrants shall be adjusted to equal the quotient obtained by dividing $750,000 by seventy-five percent (75%) of the Next Financing Price, (b) the number of shares of Common Stock issuable upon exercise of each Warrant shall be adjusted to equal the quotient obtained by dividing the initial principal amount of the Note so purchased by such Purchaser by seventy-five percent (75%) of the Next Financing Price and (c) the Exercise Price shall be adjusted so as to equal seventy-five percent (75%) of the Next Financing Price.

                           3.3 Purchase Price. The purchase price for each
Warrant shall equal $.01 per share of Common Stock for which such Warrant is exercisable (the "Purchase Price"), which is hereby agreed to be the fair market value of such Warrant.

                  4. Security Agreement. The Company's obligations under the Notes shall be secured by a security agreement between the Company and the Purchasers in the form attached hereto as Exhibit C (the "Security Agreement").

                  5. Registration and Other Rights. Upon the amendment of the Investors' Rights Agreement dated as of June 1, 1994, by and between the Company and the holders of the Company's Series A Convertible Preferred Stock identified therein (the "Rights Agreement"), to be effected by the First Amendment to Investors' Rights Agreement attached hereto as Exhibit D (the "Amendment to Rights Agreement"), the Purchasers will become parties to the Rights Agreement, as so amended, and the shares of Common Stock issuable upon the exercise of the Warrants shall become subject thereto.

                  6. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except for the exceptions set forth on the Schedule of Exceptions attached hereto as Schedule B and furnished to each Purchaser, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                           6.1 Organization, Good Standing, Qualification and
Corporate Power.

                                    (a) The Company is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business, and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                                    (b) The Company has all requisite legal and
corporate power to execute and deliver this Agreement, the Security Agreement, the Amendment to Rights Agreement, to issue and sell the Notes hereunder, and to issue the Warrants hereunder and the Common Stock issuable upon exercise of such Warrants, and to carry out and perform its obligations under the terms of this Agreement, the Notes, the Security Agreement, the Rights Agreement and the Warrants.

                           6.2 Capitalization.

                                    (a) The authorized capital of the Company
consists of (i) Ten million (10,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of which three million, five hundred thousand (3,500,000) shares have been designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), of which 2,052,407 shares are issued and outstanding and (ii) Ten million (10,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), of which 77,389 shares are issued and outstanding.

                                    (b) Warrants to purchase a total of 263,938
shares of Common Stock, and options to purchase a total of 759,488 shares of Common Stock, are currently outstanding. The

Company has reserved 2,052,407 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, 263,938 shares of Common Stock for issuance upon exercise of outstanding warrants and 759,488 shares of Common Stock for issuance upon exercise of outstanding options.

                           6.3 Subsidiaries. The Company does not presently own
or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

                           6.4 Authorization. This Agreement, the Notes, the
Security Agreement, the Amendment to Rights Agreement and the Warrants have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

                           6.5 Valid Issuance of Notes, Warrants and Common
Stock. The issuance, sale and delivery of the Notes, and the issuance and delivery of the Warrants, have been duly authorized by all required corporate action on the part of the Company, and when issued, sold, and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable and, based in part upon the representations and warranties of the Purchasers in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon Exercise of the Warrants has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, shall be duly and validly issued, fully paid, and non-assessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Warrants hereunder. The Warrants (and the Common Stock issuable upon exercise thereof) will be free and clear from any liens or encumbrances other than those created by, or imposed upon, the holders thereof through no action of the Company; provided, however, that the Warrants (and the Common Stock issuable upon exercise thereof) be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

                           6.6 Financial Statements. The Company has delivered
to each Purchaser its unaudited balance sheet and unaudited statements of operations and cash flows as of August 31, 1994 (the "Financial Statements"). The Financial Statements fairly present the financial condition and results of operations of the Company as of the date and during the period indicated therein.

                           6.7 Governmental Consents. Except as listed on
Schedule B, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

                           6.8 Litigation. Except as described on Schedule B
hereto, (a) there is no action, suit, proceeding, or investigation pending or to the Company's knowledge currently threatened against the Company (nor, to the Company's knowledge, is there any reasonable basis therefor) which questions the validity of this Agreement, the Notes, the Warrants, the Amendment to Rights Agreement or the Security Agreement, or the right of the Company to enter into such agreements or instruments, or to consummate the transactions contemplated hereby or thereby, or which would, if adversely determined, result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs, or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, including, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers; (b) the Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality; and (c) there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                           6.9 Patents and Trademarks. The Company has
sufficient title and ownership, or other rights to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes necessary for its business as now conducted. Except as shown on Schedule B, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights, and processes of any other person or entity. The Company has not received any communications or claims alleging that the Company has violated or, by conducting its business as proposed, would violate, any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets or other proprietary rights of any other person or entity.

                           6.10 Compliance with Other Instruments. Except as
noted in Schedule B hereto, the Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation, license, or permit applicable to the Company, the violation or default of which would have a material adverse effect on the Company. The execution, delivery, and performance of this Agreement, the Notes, the Security Agreement, the Warrants and the Amendment to Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or contract or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company. The Company does not have any knowledge of any termination or material breach or anticipated termination or material breach by the other parties to any material contract or commitment to which it is a party or to which any of its assets is subject.

                  7. Representations and Warranties of the Purchasers. Each Purchaser severally, but not jointly, hereby represents and warrants to the Company that:

                           7.1 Authorization. Each of this Agreement, the
Security Agreement and the Rights Agreement (as amended) has been duly executed and delivered by such Purchaser and constitutes the Purchaser's valid and legally binding obligations, enforceable in accordance with their terms. Each Purchaser represents that he or it has full power and authority to enter into this Agreement, the Security Agreement and the Rights Agreement.

                           7.2 Purchase Entirely for Own Account. The Note and
the Warrant to be received by such Purchaser pursuant to the terms hereof and the Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

                           7.3 Restricted Securities. Such Purchaser understands
that the Securities he or it is receiving hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances.

                           7.4 Accredited Purchaser Status. Each Purchaser
represents and warrants that he or it is an "Accredited Investor" within the meaning of Rule 501(a) of Regulation D, promulgated under the Act.

                           7.5 Overseas Purchasers. If such Purchaser's
principal address as set forth on Schedule A is a location outside of the United States of America and its territories, and such Purchaser is not an Accredited Investor, such Purchaser (an "Overseas Purchaser"):

                                    (a) is not a U.S. person (as defined in
Securities Act Rule 902(o)) and is not acquiring the Note or the Warrant hereunder for the account or benefit of any U.S. person;

                                    (b) will resell the Note or the Warrant (or
Common Stock issued upon exercise of the Warrant) acquired hereunder only (i) in accordance with the provisions of Regulation S promulgated under the Securities Act (ii) pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to an available exemption from registration under the Securities Act, and only in compliance with the terms and provisions of this Agreement;

                                    (c) will not offer or sell the Note or the
Warrant (or Common Stock issuable upon exercise of the Warrant) acquired hereunder to a U.S. person or to or for the account or benefit of a U.S. person prior to the expiration of the one-year period after the date of the Closing at which such Purchaser acquired such Note or Warrant.

                           7.6 Further Limitations on Disposition. Without in
any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of the Note or the Warrant (or the Common Stock issuable upon the exercise of the Warrant) unless there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except if reasonably requested by the Company.

                           7.7 Legends. It is understood that the Notes and the
Warrants may bear one or all of the following legends:

                                    (a) "THESE SECURITIES HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER SUCH ACT."

                                    (b) Any legend required by the laws of the
State of Delaware or applicable state securities laws.

                  8. Conditions of Purchaser's Obligations at Closing. The obligations of each Purchaser under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing thereto:

                           8.1 Representations and Warranties. The represen-
tations and warranties of the Company contained in Section 6 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                           8.2 Performance. The Company shall have performed and
complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                           8.3 Compliance Certificate. The President or
Treasurer of the Company shall deliver to each Purchaser who so requests at the Closing a certificate certifying that the relevant conditions specified in Sections 8.1 and 8.2 have been fulfilled.

                           8.4 Secretary's Certificate. The Secretary of the
Company shall deliver to each Purchaser who so requests at the Closing a certificate certifying: (a) that attached thereto is a true and complete copy of the Bylaws of the Company as then in effect; (b) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company authorizing the transactions contemplated hereby; (c) that attached to thereto is a true and correct copy of the Company's Certificate of Incorporation as then in effect; and (d) to the incumbency and specimen signatures of each officer of the Company executing this Agreement and the other agreements, instruments and certificates contemplated hereby.

                           8.5 Qualifications. The Company shall have obtained
all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Notes and the issuance of the Warrants (and the sale and issuance of any Common Stock issuable upon exercise of the Warrants).

                           8.6 Consents and Waivers. The Company shall have
obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                           8.7 Rights Agreement. The Company, the Purchasers and
such parties to the Rights Agreement as are required to effect amendment thereof in accordance with its terms shall have executed and delivered the Amendment to the Rights Agreement.

                           8.8 Security Agreement. The Company and the
Purchasers shall have executed and delivered the Security Agreement.

                  9. Miscellaneous.

                           9.1 Survival of Warranties. The warranties,
representations, and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

                           9.2 Successors and Assigns. Except as otherwise
provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           9.3 Governing Law. This Agreement shall be governed
by and construed under the laws of the State of Colorado, disregarding any Colorado principles of conflicts of laws that would otherwise provide for the application of the substantive laws of another jurisdiction.

                           9.4 Counterparts. This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                           9.5 Titles and Subtitles. The titles and subtitles
used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           9.6 Notices. Unless otherwise provided, any notice
required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or four (4) days after deposit with the United States Post Office or air courier in the case of non-U.S. Purchasers, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                           9.7 Entire Agreement; Amendments and Waivers. This
Agreement, the Notes, the Warrants and the Security Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the debt represented by the Notes then outstanding. Any amendment or waiver effected in accordance with this Section 9.7 shall be binding upon each holder of any securities acquired under this Agreement at the time outstanding (including securities for which any such securities are exercisable), each future holder of all such securities, and the Company.

                           9.8 Severability. If one or more provisions of this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  IN WITNESS WHEREOF, the parties have executed this Secured Note and Warrant Purchase Agreement as of the date first above written.

                                          BIOFACTORS, INC.

                                          By: /s/ ESMOND T. GOEI
                                              ----------------------------------
                                          Title: President
                                                --------------------------------
                              Address:    1726 Cole Blvd., Suite 150
                                          Golden, Colorado 80401
                                          Attention:  Douglas S. Zorn

                      SIGNATURE PAGE TO BIOFACTORS, INC.
                 SECURED NOTE AND WARRANT PURCHASE AGREEMENT

                              Purchaser:

                              By:      /s/ GEORGE F. ADAM, JR.
                                  ----------------------------------------
                              Name:    George F. Adam, Jr.
                                    --------------------------------------
                              Title:   Director
                                     -------------------------------------
                              Address: 9200 E. Mineral #440
                                       Englewood, CO 80112


                              Purchaser: Admiral Capital Corporation,
                                         as Trustee

                              By:      /s/ GARY L. NEMETZ
                                  ----------------------------------------
                              Name:    Gary L. Nemetz
                                    --------------------------------------
                              Title:   President
                                     -------------------------------------
                              Address: P.O. Box 958
                                       Saratoga, CA 95071


                              Purchaser: AFRO-ASIA (DIGITAL ONE) PTE LTD.

                              By:      /s/ TAN CHIN HOON
                                  ----------------------------------------
                              Name:    Tan Chin Hoon
                                    --------------------------------------
                              Title:   Director
                                     -------------------------------------
                              Address: 53 Robinson Road #02-00,
                                       Afro Asia Building
                                       Singapore 0106


                              Purchaser:

                              By:      /s/ BRIAN BAYNES
                                  ----------------------------------------
                              Name:    Brian Baynes
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 48 So Sella Street
                                       Singapore 1545


                              Purchaser:

                              By:      /s/ JOE BOYERSMITH
                                  ----------------------------------------
                              Name:    Joe Boyersmith
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              Purchaser:

                              By:      /s/ JERRY G. BRASSFIELD
                                  ----------------------------------------
                              Name:    Jerry G. Brassfield
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:



                              Purchaser:

                              By:      /s/ WILLIAM KREHM
                                  ----------------------------------------
                              Name:
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              Purchaser:

                              By:      /s/ CHAI CHENG HUAN
                                  ----------------------------------------
                              Name:    Chai Cheng Huan
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 95 Whampon Drive
                                       #14-242
                                       Singapore 1232


                              Purchaser:

                              By:      /s/ GOH CHENG CHUA
                                  ----------------------------------------
                              Name:    Goh Cheng Chua
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 137 Sunset Way
                                       #07-21 Gatehouse
                                       Singapore 2159

                              Purchaser:

                              By:      /s/ ESMOND T. GOEI
                                  ----------------------------------------
                              Name:    Esmond T. Goei
                                    --------------------------------------
                              Title:   Self
                                     -------------------------------------
                              Address: c/o BioFactors Inc.



                              Purchaser:

                              By:      /s/ JON D. GRUBER
                                  ----------------------------------------
                              Name:    Jon D. Gruber
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: P.O Box 214
                                       Ross, CA 94957


                              Purchaser:

                              By:      /s/ DAVID E. HART
                                  ----------------------------------------
                              Name:    David E. Hart
                                    --------------------------------------
                              Title:   Trustee
                                     -------------------------------------
                              Address: 982 Paseo La Cresta
                                       Palos Verdes Estates, CA 90274


                              Purchaser:

                              By:      /s/ BRIAN HIGGINS
                                  ----------------------------------------
                              Name:    Brian Higgins
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 4127 Greens Pl.
                                       Niwot, CO 80503



                              Purchaser:

                              By:      /s/ KAYWE TJIO
                                  ----------------------------------------
                              Name:    Kaywe Tjio
                                    --------------------------------------
                              Title:   F Leonaris Trust Ltd.
                                     -------------------------------------
                              Address:


                              Purchaser:

                              By:
                                  ----------------------------------------
                              Name:    Philip Lim Seng Choong
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 39 Lorong Chong Knoon Lin 2
                                       68000 Ampang
                                       Selangor
                                       Malaysia


                              Purchaser:

                              By:      /s/ DAVIDS NAGELBERG/RONALD I. HELLER
                                  ----------------------------------------
                              Name:    Davids Nagelberg/Ronald I. Heller
                                    --------------------------------------
                              Title:   Partners
                                     -------------------------------------
                              Address: 7 Ethan Allen Court
                                       Orangeburg, NY 10962


                              Purchaser:

                              By:      /s/ E. STANTON MCKEE
                                  ----------------------------------------
                              Name:    E. Stanton McKee
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 1225 Godetia Dr.
                                       Woodside, CA 94062


                              Purchaser:

                              By:      /s/ CATHERINE KNOLL MILBURN
                                  ----------------------------------------
                              Name:
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              Purchaser:

                              By:      /s/ MICHAEL E. MYERS
                                  ----------------------------------------
                              Name:    Michael E. Myers
                                    --------------------------------------
                              Title:   VP Product Management & Development
                                     -------------------------------------
                              Address:


                              Purchaser:
                                  For and on behalf of Proto Company Limited

                              By:      /s/ MICHEAL H. HORNE
                                  ----------------------------------------
                              Name:    Micheal H. Horne
                                    --------------------------------------
                              Title:   Authorised Signatory
                                     -------------------------------------
                              Address: 1601 Wing On Centre
                                       111 Connaught Road
                                       Central
                                       Hong Kong


                              Purchaser:

                              By:      /s/ SOON KIAN LEE
                                  ----------------------------------------
                              Name:    Soon Kian Lee
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              Purchaser:

                              By:      /s/ MICHAEL TAN KIAH TECK
                                  ----------------------------------------
                              Name:    Michael Tan Kiah Teck
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              Purchaser: Walnut Capital Corp.

                              By:      /s/ BURTON W. KANTER
                                  ----------------------------------------
                              Name:    Burton W. Kanter
                                    --------------------------------------
                              Title:   President
                                     -------------------------------------
                              Address:


                              Purchaser:

                              By:      /s/ TERRY D. WATSON
                                  ----------------------------------------
                              Name:    Terry D. Watson
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 129 Hason Ct.
                                       Boulder, CO 90301

                              Purchaser:

                              By:      /s/ RICHARD H. WILLIAMS
                                  ----------------------------------------
                              Name:    Richard H. Williams
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: P.O. Box 4281
                                       721 Incline Village, NV 89450

                              Purchaser:

                              By:      /s/ R. H. WILLIAMS
                                  ----------------------------------------
                              Name:    R. H. Williams
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: P.O. Box 4281
                                       721 Indine Village, NV 89450


                              Purchaser:

                              By:      /s/ LAURENCE ZAYU MOH
                                  ----------------------------------------
                              Name:    Laurence Zayu Moh
                                    --------------------------------------
                              Title:   Director
                                     -------------------------------------
                              Address:


                              Purchaser:

                              By:      /s/ DOUGLAS S. ZORN
                                  ----------------------------------------
                              Name:    Douglas S. Zorn
                                    --------------------------------------
                              Title:   Self
                                     -------------------------------------
                              Address: 33 Golden Eagle Ln.
                                       Littleton, CO 80127


                              Purchaser:

                              By:      /s/ GEORGE F. WINDSOR
                                  ----------------------------------------
                              Name:    George F. Windsor
                                    --------------------------------------
                              Title:   Lawyer
                                     -------------------------------------
                              Address: 101-111 Prince of Wales Drive
                                       Ottowa ON KZC3TZ
                                       Canada

                                   Schedule A

                             SCHEDULE OF PURCHASERS

                                            NO. OF SHARES
               PRINCIPAL                      FOR WHICH
 NAME OF       AMOUNT OF      PURCHASE         WARRANT
PURCHASER        NOTE          PRICE         EXERCISABLE
---------        ----          -----         -----------

                         FIRST AMENDMENT TO SECURED NOTE
                         AND WARRANT PURCHASE AGREEMENT

                  This First Amendment to Secured Note and Warrant Purchase Agreement (this "Amendment") is entered into as of this ___ day of July, 1995, by and among BioFactors, Inc., a Delaware corporation (the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Noteholders").

                  WHEREAS, the Majority Noteholders are holders of Secured Promissory Notes ("Notes") and warrants to purchase the Company's Common Stock (the "Warrants") issued pursuant to that certain Secured Note and Warrant Purchase Agreement (the "Note Agreement") dated as of December 1, 1994, by and among the Company and the Purchasers named on Schedule 1 thereto, and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof;

                  WHEREAS, the Company has entered into a Subscription Agreement of even date by and among the Company and certain parties (the "New Noteholders") providing for the purchase of the Company's units (the "Units"), each Unit consisting of $50,000 secured promissory note of the Company (a "New Note" and collectively, the "New Notes") and a warrant to purchase 50,000 shares of the Company's Common Stock (a "Warrant" and collectively the "Warrants") (the offering and sale of such Unites being hereinafter referred to as the "Bridge Financing");

                  WHEREAS, in order to induce the New Noteholders to purchase the Units and as a condition precedent to such purchases, the Company is required to enter into this Amendment providing for the extension of the maturity of the Notes; and

                  WHEREAS, the Company and the Majority Noteholders desire to amend the Note Agreement to provide for an extension of the maturity date of the Notes it being acknowledged that the closing of the Bridge financing will be of substantial benefit to the Company and the Majority Noteholders;

                  NOW THEREFORE, the parties hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings given such terms in the Note Agreement.

                  2. Amendment.

                           (a) Effective immediately prior to the closing of the
Bridge Financing, pursuant to Section 9.7 of the Note Agreement, Section 2 of the Note Agreement is amended in its entirety to read as follows:

                  "The Notes shall mature and become due and payable as follows:
                  (i) all accrued and unpaid interest shall be due and payable upon the closing of the Bridge Financing (as defined herein) and (ii) fifty percent (50%) of the original principal amount shall be due and payable together with accrued interest on April 15, 1996 and the remaining fifty percent (50%) shall be due and payable, together with accrued interest, on August 15, 1996."

                           (b) Effective immediately prior to the closing of the
Bridge Financing, pursuant to Section 9.7 of the Note Agreement, each of the Notes is hereby amended by substituting the following for the first sentence of the second paragraph of each of the Notes:

                  "Principal and accrued interest under this Note shall be due and payable as follows: (i) all accrued and unpaid interest hereunder shall be due and payable upon the closing of the Company's secured bridge note offering, described in that certain Term Sheet dated July 17, 1995; (ii) fifty percent (50%) of the original principal amount hereunder shall be due and payable together with accrued interest, on April 15, 1996, and the remaining fifty percent (50%) of the original principal amount hereunder shall be due and payable, together with accrued interest, on August 15, 1996."

                           (c) It shall be a condition subsequent to the
effectiveness of the foregoing amendments that all interest accrued to the date of closing of the Bridge Financing on the Notes shall be paid in full within five (5) business days after such closing.

                  3. Conversion. Effective immediately prior to the Closing of the Bridge Financing, each of the Warrants shall be cancelled, and the Company shall issue to each holder of Notes a new warrant substantially in the form of Exhibit A hereto and exercisable for one (1) share of the Company's Common Stock for each One Dollar in original principal amount of the Notes held by such holder.

                  4. Consent to Bigelow Transaction. The Majority Noteholders hereby consent to (i) the Company's license of certain of its technology to Bigelow Ventures, Inc., substantially on the terms set forth in the letter of intent dated July 14, 1995, a copy of which has been provided to each of the undersigned Majority Noteholders, and (iii) the Company's execution, delivery and performance of definitive agreements effecting such letter of intent.

                  5. Miscellaneous.

                           (a) Construction of Waiver. The Note Agreement shall
be deemed amended only to the extent set forth herein and remains in full force and effect.

                           (b) Counterparts. This Amendment may be executed in
any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Secured Note and Warrant Purchase Agreement to be duly executed as of the day and year first above written.

                                   BIOFACTORS, INC.

                                   By: /s/ ESMOND T. GOEI
                                      -----------------------------------------
                                   Title: President and CEO
                                         --------------------------------------

                              SIGNATURE PAGE TO THE
         FIRST AMENDMENT TO SECURED NOTE AND WARRANT PURCHASE AGREEMENT


                                 ------------------------------
                                 (Name of Noteholder)

                                 By:
                                    ---------------------------
                                 Name:
                                      -------------------------
                                 Title:
                                       ------------------------
                                      Investors who signed:

                                        /s/ George F. Adam, Jr.
                                        /s/ Afro-Asia (Digital One) Pte. Ltd.
                                             by Tan Chin Hoon, Director
                                        /s/ Brian Baynes
                                        /s/ Jerry G. Brassfield
                                        /s/ William H. Brehm
                                        /s/ Joseph Boyersmith
                                        /s/ Chai Cheng Huan
                                        /s/ Esmond T. Goei
                                        /s/ Goh Cheng Chua
                                        /s/ Jon D. Gruber
                                        /s/ David E. Hart, Trustee of Hart
                                             Revocable Trust
                                        /s/ Brian Higgins
                                        /s/ Kan Chui Peng
                                        /s/ Leonaris Trust Ltd. by Kayloe Tjio
                                        /s/ Lim Philip Seng Choong
                                        /s/ E. Stanton McKee
                                        /s/ Catherine Milburn
                                        /s/ Soon Kian Lee
                                        /s/ Elliot Steinberg
                                        /s/ Michael Tan Kiah Teck
                                        /s/ Terry D. Watson
                                        /s/ R. H. Williams
                                        /s/ George F. Windsor
                                        /s/ Douglas S. Zorn
                                        /s/ Christina Tom Lay Yan
                                        /s/ Illegible

                            AMENDMENT TO SECURED NOTE
                         AND WARRANT PURCHASE AGREEMENT

                  This Amendment to Secured Note and Warrant Purchase Agreement (this "Amendment") is entered into as of the 1st day of December, 1995, by and among BioFactors, Inc., a Delaware corporation (the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Noteholders") and amends that certain Secured Note and Warrant Purchase Agreement dated as of December 1, 1994, by and among the Company and the Purchasers named therein (the "Note Agreement").

                  WHEREAS, the Majority Noteholders are the holders of Secured Promissory Notes (the "Notes") and warrants to purchase the Company's Common Stock (the "Warrants") issued pursuant to the Note Agreement, which Notes are secured by that certain Security Agreement dated as of December 1, 1994 by and among the Debtor and the Secured Parties named therein (the "Security Agreement"), and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof and, as such, being "Majority Secured Parties" pursuant to
Section 2 of the Security Agreement;

                  WHEREAS, the Company has entered into a Secured Note and Stock Purchase Agreement of even date herewith, by and among the Company and the Purchasers named therein (the "Bridge Noteholders") providing for the purchase of the Company's secured promissory notes in an original principal amount of $350,000 (the "Bridge Notes") and 35,000 shares of the Company's common stock, $0.01 par value per share (the "Bridge Shares") (the offering and sale of such Bridge Notes and Bridge Shares being hereinafter referred to as the "Bridge Financing");

                  WHEREAS, in order to induce the Bridge Noteholders to purchase the Bridge Notes and Bridge Shares and as a condition precedent to such purchases, the Company is required to enter into this Amendment providing for
(i) a waiver of the current default on the Notes, (ii) the extension of the maturity of the Notes, (iii) the consent of the Majority Noteholders to the mandatory conversion of the Notes into the Whale Notes (as defined herein), and
(iv) the consent of the Majority Noteholders to the creation of a prior security interest in certain collateral in favor of the Bridge Noteholders; and

                  WHEREAS, the Company and the Majority Noteholders desire to waive the current default on the Notes, to amend the Note Agreement to provide for an extension of the maturity date of the Notes, and to consent to the creation of the security interest in favor of the Bridge Noteholders and to the mandatory conversion of the Notes into the Whale Notes, it being acknowledged that the closing of the Bridge Financing will be of substantial benefit to the Company and the Majority Noteholders;

                  NOW THEREFORE, the parties hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings given such terms in the Note Agreement.

                  2. Waiver. The Majority Noteholders hereby agree to waive the current default on the Notes and to extend the maturity date thereof as set forth herein.

                  3. Amendment. Pursuant to Section 9.7 of the Note Agreement,
Section 2 of the Note Agreement is hereby amended in its entirety to read as follows:

                  "The Notes shall mature and become due and payable in full together will all accrued interest at the close of business on July 31, 1996."

                  4. Consent to Mandatory Conversion. The Majority Noteholders hereby agree that upon the closing of a private placement (the "Whale Transaction") of the Company's secured promissory notes (the "Whale Notes") for which Whale Securities Co., LP is acting as placement agent, (a) all accrued interest on the Notes shall be paid, and (b) all of the outstanding principal amount and accrued interest on the Notes shall be converted into the Whale Notes on the same terms and conditions as may be offered to the investors in the Whale Transaction.

                  5. Consent to Prior Lien. The Majority Noteholders hereby consent to (a) the Company's pledge and grant to the Bridge Noteholders of a security interest in that certain Promissory Note in the original principal amount of $950,000, dated August 30, 1995, between Bogart International Associates, Inc., the "Maker" thereof, and the Company, and any proceeds therefrom (the "Pledged Collateral"), and (b) the Company's execution, delivery and performance of that certain Pledge and Security Agreement of even date herewith, by and among the Company and the Bridge Noteholders (the "Bridge Security Agreement"), a copy of which has been provided to each of the undersigned Majority Noteholders; it being understood and agreed by the Company and the Majority Noteholders that the security interest created by the Bridge Security Agreement shall have a first and prior lien on the Pledged Collateral, prior to the lien created by the Security Agreement.

                  6. Miscellaneous.

                           (a) Construction of Waiver. The Note Agreement shall
be deemed amended only to the extent set forth herein and remains in full force and effect.

                           (b) Counterparts. This Amendment may be executed in
any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Secured Note and Warrant Purchase Agreement to be duly executed as of the day and year first above written.

                                   BIOFACTORS, INC.

                                   By: /s/ ESMOND T. GOEI
                                      ---------------------------
                                   Title: President
                                         ------------------------

                              SIGNATURE PAGE TO THE
            AMENDMENT TO SECURED NOTE AND WARRANT PURCHASE AGREEMENT

                                   ------------------------------
                                   (Name of Noteholder)

                                   By:
                                      ---------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------

                                          /s/ George F. Adam, Jr.
                                          /s/ Admiral Capital Corporation as
                                              Trustee by Gary L. Nemetz,
                                              President
                                          /s/ Afro-Asia (Digital One) Pte. Ltd.
                                              by Tan Chin Hoon, Director
                                          /s/ Brian Baynes
                                          /s/ Joseph Boyersmith
                                          /s/ Jerry G. Brassfield
                                          /s/ William H. Brehm
                                          /s/ Chai Cheng Huan
                                          /s/ Esmond T. Goei
                                          /s/ Goh Cheng Chua
                                          /s/ David E. Hart, Trustee of the
                                              Hart Revocable Trust
                                          /s/ Leonaris Trust Ltd.
                                              by Kayloe Tjio, Director
                                          /s/ Philip Lim Seng Choong
                                          /s/ E. Stanton McKee
                                          /s/ Catherine Milburn
                                          /s/ Michael E. Myers
                                          /s/ Soon Kian Lee
                                          /s/ Michael Tan Kiah Teck
                                          /s/ Terry D. Watson
                                          /s/ R. H. Williams
                                          /s/ Zayucel Ltd. by Laurence Zayu
                                              Moh, Director
                                          /s/ Douglas S. Zorn

                         THIRD AMENDMENT TO SECURED NOTE
                         AND WARRANT PURCHASE AGREEMENT

                  THIS THIRD AMENDMENT TO SECURED NOTE AND WARRANT PURCHASE AGREEMENT (this "Amendment") is entered into as of the 1st day of March, 1996, by and among BioFactors, Inc., a Delaware corporation (the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Noteholders") and amends that certain Secured Note and Warrant Purchase Agreement dated as of December 1, 1994, by and among the Company and the Purchasers named therein, as such agreement has from time to time been amended (as amended, the "Note Agreement").

                  WHEREAS, the Majority Noteholders are the holders of the Secured Promissory Notes (the "Notes") and warrants to purchase the Company's Common Stock (the "Warrants") issued pursuant to the Note Agreement, and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof and, pursuant to Section 9.7 of the Note Agreement can bind each holder of Notes or Warrants outstanding as of the date of this Amendment;

                  WHEREAS, the Company has entered into a letter of intent with Joseph Stevens & Company, L.P. ("Joseph Stevens"), providing for the placement by Joseph Stevens of certain bridge notes to be issued by the Company (the "Joseph Stevens Bridge") and the underwriting of the Company's IPO (as defined herein) (together, the"Underwriting");

                  WHEREAS, as a condition precedent to the Underwriting, the Company is required to enter into this Amendment providing for the consent of the Majority Noteholders to (a) the mandatory partial conversion of the Notes into Common Stock, (b) the waiver of certain Warrant adjustments and (c) certain other amendments to the Note Agreement; and

                  WHEREAS, the Company and the Majority Noteholders desire to enter into this Amendment, it being acknowledged that the Underwriting will be of substantial benefit to the Company and the Majority Noteholders.

                  NOW THEREFORE, in consideration of the above and the following mutual covenants and consideration, the parties hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings given such terms in the Note Agreement.

                  2. Maturity Date Extension. The Majority Noteholders hereby agree to amend Section 2 of the Note Agreement to extend the maturity date of the Notes to the earlier of (i) April 1, 1997 or (ii) a date one year after the closing of the Joseph Stevens Bridge.

                  3. Waiver and Termination. The Majority Noteholders hereby agree to waive: (i) defaults, if any, on the Notes occurring prior to the Date hereof; and (ii) Warrant adjustments, if any, pursuant to Section 3.2 of the Note Agreement arising from any issuances of securities by the Company through the date hereof. In addition, the Note Agreement is hereby amended by deleting
Section 3.2 in its entirety.

                  4. Principal Payment. The Company hereby agrees that upon the closing of the underwritten initial public offering of the Company's securities under the Securities Act of 1933 resulting in gross proceeds of at least $5,000,000 (the "IPO"), the Company shall pay to the holders of the Notes all accrued interest thereon and an aggregate amount of Four Hundred Fifty Thousand Dollars ($450,000) of the outstanding principal thereof, such principal amount to be paid pro rata in proportion to the respective outstanding principal amounts of the Notes.

                  5. Conversion, Shares, Registration.

                           a. Consent to Mandatory Conversion. The Majority
Noteholders hereby agree that, upon the closing of the IPO, the remaining aggregate outstanding principal of the Notes (Three Hundred Thousand Dollars ($300,000)) shall be automatically converted into Common Stock of the Company, $0.01 par value per share (the "Common Stock") at a conversion price equal to the price at which the Company's Common Stock is sold to the public in the IPO.

                           b. Issuance of Additional Shares. The Company hereby
agrees that upon the closing of the IPO, and the conversion of the Notes pursuant to Section 5(a) hereof, the Company shall, for no additional consideration, issue and deliver to each holder of Notes, two-tenths (0.2) of a fully paid and nonassessable share (subject to adjustment for stock splits and combinations affecting such shares) of its Common Stock for each One Dollar ($1.00) in original principal amount of such holder's Notes.

                           c. Registration, Lockup. Each of the holders of the
Notes shall be entitled to receive a certificate representing that number of fully-paid and non-assessable shares of the Company's Common Stock issued pursuant to Section 5(a) and (b) hereof upon surrender or delivery to the Company of (i) such Note, accompanied by a proper assignment thereof to the Company or in blank, (ii) surrender of such holder's Warrant, accompanied by such an assignment, (iii) execution and delivery of a counterpart of a Subscription and Registration Rights Agreement, in the form attached as EXHIBIT A hereto, which provides for customary piggyback registration rights for the shares of Company Common Stock issued pursuant to Sections 5 and 6 hereof, as well as a "lockup" of the holder's shares of Common Stock and such other provisions required by the underwriters of the Company's IPO (iv) a duly executed U.C.C. termination statement terminating such holder's security interest in the Company's assets, and (v) such other documents or instruments as may reasonably be requested by the Company. No fractional shares of Common Stock shall so be issued. Instead, the number of shares of Common Stock otherwise issuable will be rounded up to the next whole share.

                  6. Construction of Waiver. The Note Agreement shall be deemed amended only to the extent set forth herein and remains in full force and effect.

                  Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this THIRD AMENDMENT TO SECURED NOTE AND WARRANT PURCHASE AGREEMENT to be duly executed as of the day and year first above written.

                                   BIOFACTORS, INC.

                                   By: /s/ ESMOND T. GOEI
                                      ---------------------------
                                   Title: PRESIDENT AND CEO
                                         ------------------------

                    SIGNATURE PAGE TO THE THIRD AMENDMENT TO
                   SECURED NOTE AND WARRANT PURCHASE AGREEMENT

                                  ------------------------------
                                  (Name of Noteholder)

                                  By:
                                     ---------------------------
                                  Name:
                                       -------------------------
                                  Title:
                                        ------------------------

                                         /s/ George F. Adam, Jr.
                                         /s/ Admiral Capital Corporation By
                                              Gary L. Nemetz, President
                                         /s/ Afro-Asia (Digital One) Pte. Ltd.
                                              by Tan Chin Hoon, Director
                                         /s/ Brian Baynes
                                         /s/ Joe Boyersmith
                                         /s/ Jerry G. Brassfield
                                         /s/ William H. Brehm
                                         /s/ Chai Cheng Huan
                                         /s/ Esmond T. Goei
                                         /s/ David E. Hart, Trustee of the Hart
                                              Revocable Trust
                                         /s/ Leonaris Trust Ltd.
                                             by Kayloe Tjio, Director
                                         /s/ Philip Lim Seng Choong
                                         /s/ Catherine Milburn
                                         /s/ Soon Kian Lee
                                         /s/ Michael Tan Kiah Teck
                                         /s/ Terry D. Watson
                                         /s/ R. H. Williams
                                         /s/ George F. Windsor
                                         /s/ Douglas S. Zorn

                                BIOFACTORS, INC.
                               FOURTH AMENDMENT TO
                   SECURED NOTE AND WARRANT PURCHASE AGREEMENT

                  THIS FOURTH AMENDMENT TO SECURED NOTE AND WARRANT PURCHASE AGREEMENT (this "Amendment") is entered into as of the 1st day of October, 1996, by and among BioFactors, Inc., a Delaware corporation ("BioFactors" or the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Holders") and amends that certain Secured Note and Warrant Purchase Agreement dated as of December 1, 1994, by and among the Company and the Purchasers named therein, as previously amended (the "Note Agreement").

                                    RECITALS

                  WHEREAS, the Majority Holders are the holders of secured promissory notes of the Company (the "Notes") and shares (the "Shares") of common stock of the Company (the "Common Stock"), $0.01 par value per share, issued pursuant to the Note Agreement and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof and, pursuant to Section 9.7 of the Note Agreement, can bind each holder of Notes or Shares outstanding as of the date of this Agreement;

                  WHEREAS, the Company has entered into a letter of intent with Chatfield Dean & Co. ("Chatfield Dean"), providing for underwriting and financial advisory services (the "Underwriting");

                  WHEREAS, as a condition precedent to the Underwriting, the Company is required to enter into a definitive agreement with Voice Plus, Inc., a California corporation ("Voice Plus"), for the formation of a holding company ("Registrant") and the merger of each of BioFactors (the "BFI Merger") and Voice Plus with and into separate, wholly-owned subsidiaries of Registrant, concurrently with Chatfield Dean's Underwriting of the initial public offering of Registrant's securities pursuant to a registration statement filed under the Securities Act of 1933 (the "IPO");

                  WHEREAS, upon the consummation of the BFI Merger, the Company's stockholders, including the Majority Holders, are to receive shares of common stock of Registrant ("Registrant Common Stock") in exchange for the BioFactors Common Stock held by them in a three-for-four (three shares of Registrant Common Stock for every four shares of BioFactors Common Stock) conversion, or such other ratio as Chatfield Dean may determine is necessary;

                  WHEREAS, as a further condition precedent to the Underwriting, the Company is required to enter into agreements amending the terms of outstanding securities including, in particular, this Amendment providing for the consent of the Majority Holders (a) to effect the mandatory conversion at the IPO of all of the outstanding principal of and accrued interest on the Notes into Registrant Common Stock, (b) to amend and coordinate the registration rights granted in connection with the Shares and certain other shares of its Common Stock and securities convertible into or exercisable for its Common Stock, and (c) to effect certain other amendments to the Note Agreement;

                  WHEREAS, as consideration for the agreements herein, the Company will cause Registrant to issue warrants to holders of the Notes; and

                  WHEREAS, the Company and the Majority Holders desire to enter into this Amendment to facilitate the Underwriting, it being acknowledged that the Underwriting will be of substantial benefit to the Company and to the Majority Holders.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereby agree as follows:

                  1. Definitions.

                           a. "Shares" shall mean the shares of Company Common
Stock issued pursuant to Section 5.b of the Third Amendment to the Secured Note and Warrant Purchase Agreement dated as of March 1, 1996 by and among the Company and the Majority Noteholders named therein (the "Third Amendment").

                           b. All capitalized terms used herein and not
otherwise defined shall have the meanings given such terms in the Note
Agreement.

                  2. Amendments. The Majority Holders hereby agree to amend the Note Agreement as follows:

                           a. Warrants. Section 3 is hereby deleted in its
entirety, it being understood and acknowledged by the parties hereto that the Purchasers agreed pursuant to the Third Amendment to cancel the Warrants, that the Shares were issued in June 1996 and, accordingly, that the Warrants were cancelled at that time.

                           b. Automatic Conversion. Section 5.a of the Third
Amendment is hereby deleted and superseded in its entirety. A new Section 3 is hereby added to the Note Agreement, as follows:

                  "3. Automatic Conversion upon IPO. In the event the IPO (defined below) is consummated prior to the maturity date set forth in Section 2, the outstanding principal amount of the Notes and all accrued interest thereon, calculated through the IPO closing date, shall be converted into common stock of Registrant (defined below) at a conversion price equal to the price per share to the public in the IPO (the "IPO Price"). In connection with such conversion, no fractional shares of common stock shall be issued; instead, the number of shares of common stock otherwise issuable will be rounded up to the next whole share."

                           c. Registration Rights. Sections 5.b and 5.c of the
Third Amendment and Addendum A (which set forth the former registration rights) are hereby deleted and superseded in their entirety. Section 5 of the Note Agreement is hereby amended in its entirety, as follows:

                  "5. Planned Initial Public Offering; Registration Rights.

                           (a) The term "IPO" as used herein shall mean the
                  proposed initial public offering of the Company's securities, or the securities of a holding company formed to hold the capital stock of BioFactors (such entity, whether the Company or a holding company, being referred to herein as, the "Registrant"), pursuant to an effective registration statement filed under the Securities Act of 1933, as amended. The undersigned understands and agrees that there can be no assurances that a registration statement will be filed or, if filed, will be declared effective by the Securities and Exchange Commission (the "Commission") or, if the registration statement is declared effective by the Commission, that the Registrant will be able to consummate such IPO.

                           (b) Registration Rights. Upon the execution of the
                  Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT B (the "Rights Agreement"), the Purchasers will become parties to the Rights Agreement and the Shares, and any shares of common stock issuable upon the exercise or conversion of any securities issued pursuant to this Agreement, shall become subject thereto."

                  3. Automatic Conversion. The Majority Holders hereby consent to the automatic conversion upon the consummation of the IPO of the outstanding principal amount of and all accrued interest on the Notes, at a conversion price and calculated as set forth in Section 3 of the Note Agreement as amended hereby, into Registrant Common Stock.

                  4. Issuance of New Warrants. In consideration of the agreements herein, the Company hereby agrees that, upon the closing of the IPO and the conversion of the principal of and all accrued interest on the Notes, the Company shall, for no additional monetary consideration, cause the Registrant to issue and deliver to each holder of Notes, a warrant to purchase fifty (50) shares of Registrant Common Stock for each One Thousand Dollars ($1,000) in original principal amount of such holder's Notes at an exercise price equal to 120% of the IPO Price (the "New Warrants").

                  5. Proxy. The undersigned hereby irrevocably appoints Esmond Goei as the undersigned's attorney and proxy, with full power of substitution, to vote or to consent in writing in lieu of a vote or meeting with respect to all of the Shares held by the undersigned which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or pursuant to written action taken in lieu of any such meeting or otherwise, in such manner as to cause the BFI Merger and any agreement effecting the BFI Merger to be approved. This proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration of and as an inducement to cause the Company to issue the New Warrants. In connection with giving this proxy, the undersigned understands and agrees that the BFI Merger effectively will cause a reverse split of the Company's capital stock in that every four (4) shares of BioFactors Common Stock issued and outstanding or held in treasury immediately prior to the effective time of the BFI Merger shall, automatically and without any action of the part of the respective holders thereof, be converted into approximately three (3) shares of common stock of Registrant (or such other number of shares as Chatfield Dean and the Company shall determine).

                  6. Construction of Waiver. The Note Agreement shall be deemed amended only to the extent set forth herein and remains in full force and effect.

                  7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             [The remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this FOURTH AMENDMENT TO SECURED NOTE AND WARRANT PURCHASE AGREEMENT to be duly executed as of the day and year first above written.

                                   BIOFACTORS, INC.

                                   By: /s/ ESMOND T. GOEI
                                      --------------------------------

                                   Title: President and CEO
                                         -----------------------------

                                   HOLDER:

                                   -----------------------------------
                                            (Signature)

                                   -----------------------------------
                                            (Print Name)


                                       /s/ George F. Adam
                                       /s/ Admiral Capital Corporation by Gary
                                            L. Nemetz, President
                                       /s/ Afro-Asia (Digital One) Pte. Ltd. by
                                            Tan Chin Hoon, Director
                                       /s/ Joseph Boyersmith
                                       /s/ Jerry G. Brassfield
                                       /s/ Chai Cheng Huan
                                       /s/ Esmond T. Goei
                                       /s/ Jon D. Gruber
                                       /s/ David E. Hart, Trustee
                                       /s/ Brian Higgins
                                       /s/ Philip Lim
                                       /s/ Catherine Milburn
                                       /s/ Laurence Zayu Moh
                                       /s/ Michael Tan Kiah Teck
                                       /s/ Terry D. Watson
                                       /s/ R. H. Williams
                                       /s/ Douglas S. Zorn

                     AMENDED AND RESTATED SECURITY AGREEMENT

                  This AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is entered into as of the day of July, 1995, by and among BIOFACTORS, INC., a Delaware corporation, having its principal offices at 1746 Cole Blvd., Suite 265, Golden, Colorado 80401 (the "Debtor"), the parties identified on Schedule A (the "Existing Holders") and the parties identified on Schedule B hereto (the "New Holders") (each party identified on Schedule A and Schedule B, as such Schedules may be amended from time to time, being, individually, a "Secured Party" and, collectively, the "Secured Parties"). Unless otherwise provided, defined terms shall have the meanings given in the Subscription Agreement.

                                    RECITALS

                  A. The Debtor has entered into a Subscription Agreement of even date herewith (the "Subscription Agreement"), by and among the Debtor and the Purchasers as named therein (herein referred to as the "New Holders") providing, subject to the terms and conditions thereof, for the purchase and sale of the Company's Units, (consisting of a Note and a Warrant as defined in the Subscription Agreement).

                  B. The Debtor entered into a Secured Note and Warrant Purchase Agreement dated as of December 1, 1994, by and among the Debtor and the Existing Holders (the "Existing Note Agreement") providing for the purchase and sale of the Debtors secured promissory notes (the "Existing Notes"). The Existing
Notes are secured by a Security Agreement dated as of December 1, 1994, by and between the Debtor and the Existing Holders (the "Existing Security
Agreement") to secure the payment of all of the Debtor's indebtedness and performance of all of the Debtor's obligations under the Existing Note
Agreement and the Existing Notes.

                  C. In order to induce the New Holders to purchase the Units, and as a condition precedent to such purchases, the Company is required to enter into this Agreement with the Existing Holders amending certain provisions of the Existing Security Agreement and adding the New Holders as parties thereto.

                  NOW, THEREFORE, in consideration of the foregoing and of the following mutual covenants and agreements, the Existing Holders and the Debtor hereby modify, supersede, amend in its entirety and restate the Existing Security Agreement as provided herein, it being understood and agreed by the Company, the Existing Holders and the New Holders that the obligations of the Company under the Existing Note Agreement and the Existing Security Agreement on the date hereof are continuing obligations, and that the security interests established pursuant to the Existing Security

Agreement are continuing security interests and shall not be terminated hereby or modified except as expressly provided herein or in documents or instruments executed and delivered pursuant hereto and thereto; and, in consideration of the foregoing and the following mutual covenants and agreements, the New Holders and the Company hereby agree as follows:

                                    AGREEMENT

                  1. Security Interest. Debtor hereby grants to the Secured Parties a security interest in the following personal property of the Debtor, wherever located, whether such property is now owned or existing or is hereafter acquired or arising, and any and all additions, substitutions, accessions, proceeds and products thereto and thereof (the "Collateral"):

                           (a) all accounts, contract rights and chattel paper
(as such terms are defined in the Uniform Commercial Code, C.R.S. Section 4-1-101 et seq. (the "U.C.C."); and

                           (b) all inventory (including raw materials, work in
process and finished goods); and

                           (c) all tangible and intangible personal property and
fixtures (including goods, machinery, equipment, motor vehicles, furniture and fixtures), documents, instruments, and general intangibles (as such terms are defined in the U.C.C.); and

                           (d) all goodwill, trade secrets, computer programs,
customer lists, trade names, trademarks and patents, all books and records relating to the conduct of Debtor's business, including, without limitation, those relating to accounts, and all deposit accounts maintained by the Debtor with any bank, trust company, investment firm or fund, or any similar institution or organization, and all tax refunds of every kind and nature.

                  2. Continuing Security Interest, Priority of Lien. It is understood and agreed by the Debtor, the Existing Holders and the New Holders that the obligations of the Debtor owed to the Existing Holders under the Existing Security Agreement on the date hereof are continuing obligations, that the security interests established pursuant to the Existing Security Agreement (the "Existing Security Interests") are continuing security interests and shall not be terminated hereby or modified except as expressly provided herein or in documents or instruments executed and delivered pursuant hereto, and that the security interests of the Existing Holders in the Collateral shall be pari passu with, and shall not be prior to, the security interests of the New Holders in the Collateral.

                  3. Majority Secured Parties. The Term "Majority Secured Parties" shall mean, at any given time, the holders of Notes representing in excess of fifty percent (50%) of the aggregate principal amount of the Notes then outstanding.

                  4. Debtor's Covenants and Warranties. Debtor hereby warrants and covenants that:

                           (a) Locations of Debtor and Collateral. The Debtor's
principal office and principal place of business is located at the Debtor's address set forth in the preamble hereof, and the records relating to Debtor's accounts are kept at the Debtor's address set forth in the preamble hereof. The Collateral will be kept at the various locations listed on Schedule C hereto and will not be removed from such locations until such time as written consent to a change in location is obtained from the Majority Secured Parties, except that the Debtor may move, relocate or sell inventory or other Collateral in the ordinary course of business and certain items of equipment in non-material amounts and for the fair market value of such items without the prior consent of the Secured Parties.

                           (b) Absence of Liens. Except for the Existing
Security Interest, the security interest granted hereby and the security interests in certain Collateral as set forth on Schedule D, Debtor is the owner of the Collateral free from all encumbrances and will defend the Collateral against the claims and demands of all persons other than persons holding the liens and security interests described on Schedule D. Debtor will not pledge, mortgage or create or suffer to exist a security interest in the Collateral, other than purchase money security interests, in favor of any person other than the Secured Parties.

                           (c) Inspections and Further Assurances. Debtor shall
at all reasonable times and from time to time allow the Representative(s) (as defined herein) to examine or inspect the Collateral and make extracts from Debtor's books and records and to arrange for verification of any accounts receivable constituting Collateral under reasonable procedures, directly with account debtors or by other methods, and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Representative(s) may require more completely to vest in and assure to the Secured Parties their rights hereunder or in any of the Collateral.

                           (d) Insurance, Use of Collateral and Payment of
Taxes. Debtor will keep the Collateral at all times insured against fire, including so-called extended coverage, theft, and, in the case of any motor vehicle, collision. Debtor will use the Collateral solely for business purposes, will keep the Collateral in good order and repair, and will not use the same in violation of law or any policy of insurance thereon. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use.

                  5. Covenants of the Secured Parties. The Secured Parties, jointly and severally, hereby covenant and agree that they will at all times act in a reasonable manner with respect to the enforcement or exercise of any rights of either or any of the Secured Parties hereunder and under the Notes and the Subscription Agreement.

                  6. Representatives.

                           (a) Except as otherwise provided in this Agreement
and the Subscription Agreement, any action taken in furtherance or exercise of any rights granted hereunder and under the Notes and the Subscription Agreement will be taken by one or more, but not more than three, representatives selected from time to time by the Majority Secured Parties (the "Representative(s)"), who shall act on behalf of, and shall have authority to bind, all of the Secured Parties. Whenever the appointments of two or more Representatives are effective concurrently, any action taken, to be effective on behalf of and binding upon the Secured Parties, shall require the joint action of at least two of such Representatives;

                           (b) The Majority Secured Parties will give notice to
the Debtor of the identity and address of any Representative(s) promptly upon their selection of such Representative(s);

                           (c) The appointment of any Representative(s) shall,
as to each of them, be effective until (i) any of them resigns by written notice given to the Company and the undersigned Majority Secured Parties, (ii) any of them is removed by Secured Parties then constituting Majority Secured Parties in accordance with the Security Agreement, or (iii) the date on which they have taken all actions on behalf of the Secured Parties necessary under applicable law to release the security interest in the Collateral (as defined in the Security Agreement), whichever first occurs;

                           (d) The Majority Secured Parties agree that if any
Representative resigns or is removed prior to the date referenced in Subsection
(c), they will cooperate to appoint a replacement Representative as soon thereafter as practicable; and

                           (e) The Representative(s) shall incur no liability to
the Company or the Secured Parties as a result of the performance of their duty as Representatives, except for liabilities arising out of their gross negligence, willful acts or omissions or their material breach of the Security Agreement or the Subscription Agreement. The Company shall indemnify and hold the Representative(s) harmless from and against all liabilities, including damages, expenses and attorneys' fees, arising from the performance of their obligations as Representatives, except to the extent such liabilities arise from their gross negligence, willful acts or omissions or their material breach of the Security Agreement or the Subscription Agreement.

                  7. Default. The occurrence of any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder and under the Subscription Agreement and each of the Notes:

                           (a) the failure of Debtor to pay all outstanding
principal and accrued interest under any Note within ten (10) days after the Maturity Date, as it may be extended in accordance with the Subscription Agreement;

                           (b) any representation or warranty of the Debtor to
any Secured Party, whether contained in this Agreement, the Subscription Agreement or any other document or instrument executed in connection with the purchase of the Notes, proving false or erroneous in any material respect at the time any such representation or warranty was made;

                           (c) loss, theft, material damage, destruction, sale
(other than inventory or other Collateral in the ordinary course of business or in non-material amounts and for fair market value) or encumbrance of or to the Collateral (other than purchase money security interests), or the making of any levy thereon or seizure or attachment thereof by legal process;

                           (d) the institution of bankruptcy, reorganization,
liquidation, receivership or similar proceedings by or against the Debtor.

                  8. Rights upon Default. Upon the occurrence of an Event of Default, the Majority Secured Parties may by written notice to the Debtor declare all of the Obligations to be immediately due and payable, and the Secured Parties shall then have, in addition to all other rights and remedies, the rights and remedies of a secured party under the U.C.C., including without limitation thereof, the right to take possession of the Collateral. Debtor will upon demand make the Collateral available to the Representative(s) at a place and time designated by the Representative(s) which is mutually and reasonably convenient. The Secured Parties will give Debtor at least ten days' prior written notice (such notice being acknowledged hereby as reasonable) at the address set forth in the Preamble hereof (or such other address as the Debtor shall have specified to the Secured Parties in writing) of the time and place of any public sale of the Collateral or of the time after which any private sale thereof is to be made. From the proceeds of the sale, the Secured Parties shall be entitled to retain (a) its reasonable expenses of retaking, holding, preparing for sale and selling the Collateral, including reasonable attorneys' fees incurred by it in connection herewith, with such sale or with the collection or enforcement of the Debt, and (b) all sums secured hereby, in such order of preference as the Secured Parties may determine.

                  9. Termination. This Agreement and all covenants hereunder shall terminate, as to each Secured Party, on the date the Obligations to such Secured Party are paid in full. Upon such termination the Secured Parties shall release the Collateral from the security interest granted hereby and shall take all actions as the Debtor reasonably may request to effect and evidence such release.

                  10. Assigns. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.

                  11. Entire Agreement; Amendment. This Agreement, the Subscription Agreement and the Notes constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Subject to Section 9, any term of this Agreement and the Notes may be amended and the observance of any term hereof or thereof or any Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Debtor and the Majority Secured Parties. Any amendment or waiver effected in accordance with this Section 10 shall be binding (only as to Notes at the time outstanding) upon each Secured Party and the Debtor.

                  12. Assignment. A Secured Party may transfer and assign his or its Note (being an Existing Note in the case of the Existing Holders and a New
Note in the case of the New Holders) only in the manner set forth in the Existing Note Agreement and the Subscription Agreement, respectively, and, upon any such assignment, may assign such Secured Party's rights and obligations under this Agreement to the assignee, who shall thereupon have all of the rights and liabilities of such Secured Party.

                  13. Governing Law, Effect of Agreement. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Colorado.

                  IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

                                   DEBTOR:

                                   BIOFACTORS, INC.

                                   By: /s/ ESMOND T. GOEI
                                      ---------------------------
                                   Name:   Esmond T. Goei
                                        -------------------------
                                   Title:  President and CEO
                                         ------------------------

                                 SIGNATURE PAGE
                                BIOFACTORS, INC.
                     AMENDED AND RESTATED SECURITY AGREEMENT


                              SECURED PARTY:

                              By:      /s/ George F. Adam, Jr.
                                  ----------------------------------------
                              Name:
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY: AFRO-ASIA (DIGITAL ONE) PTE LTD.

                              By:      /s/ TAN CHIN HOON
                                  ----------------------------------------
                              Name:    Tan Chin Hoon (Director)
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ WILLIAM H. KREHM
                                  ----------------------------------------
                              Name:    William H. Krehm
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ CHAI CHENG HUAN
                                  ----------------------------------------
                              Name:    Chai Cheng Huan
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ ESMOND T. GOEI
                                  ----------------------------------------
                              Name:    Esmond Goei
                                    --------------------------------------
                              Title:   Self
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ JON D. GRUBER
                                  ----------------------------------------
                              Name:
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ BRIAN HIGGINS
                                  ----------------------------------------
                              Name:    Brian Higgins
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY: LEONARIS TRUST LTD.

                              By:      /s/ KAYLOE TJIO
                                  ----------------------------------------
                              Name:    Kayloe Tjio
                                    --------------------------------------
                              Title:   Director
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ PHILIP LIM SENG CHOONG
                                  ----------------------------------------
                              Name:    Philip Lim Seng Choong
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ STAN MCKEE
                                  ----------------------------------------
                              Name:    Stan McKee
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ CATHERINE MILBURN
                                  ----------------------------------------
                              Name:
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ SOON KIAN LEE
                                  ----------------------------------------
                              Name:    Soon Kian Lee
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ ELLIOT STEINBERG
                                  ----------------------------------------
                              Name:    Elliot Steinberg
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ CHRISTINA TAMLAY YAN
                                  ----------------------------------------
                              Name:    Christina Tamlay Yan
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ MICHAEL TAN KIAH TECK
                                  ----------------------------------------
                              Name:    Michael Tan Kiah Teck
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ TERRY D. WATSON
                                  ----------------------------------------
                              Name:    Terry D. Watson
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ R. H. WILLIAMS
                                  ----------------------------------------
                              Name:    R. H. Williams
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ George F. Windsor
                                  ----------------------------------------
                              Name:    George F. Windsor
                                    --------------------------------------
                              Title:
                                     -------------------------------------


                              SECURED PARTY:

                              By:      /s/ DOUGLAS S. ZORN
                                  ----------------------------------------
                              Name:    Douglas S. Zorn
                                    --------------------------------------
                              Title:   Self
                                     -------------------------------------

                                BIOFACTORS, INC.
                     AMENDED AND RESTATED SECURITY AGREEMENT

                                   SCHEDULE A

                          SCHEDULE OF EXISTING HOLDERS

                                                                    PRINCIPAL AMOUNT OF
                                                                      EXISTING NOTE
NAME OF HOLDER                                                          (AS AMENDED)
--------------                                                          ------------
Adam Jr., George, F                                                     $ 80,000
Afro-Asia Pte. Ltd.                                                       15,000
Baynes, Brian                                                             24,362
Boyersmith, Joseph                                                         2,000
Brehm, William                                                            30,000
Chai, Cheng Huan                                                          25,000
Goei, Esmond                                                              30,000
Goh, Chang Chua                                                           30,000
Gruber, Jon                                                                5,000
Hart, David E.                                                            14,010
Higgins, Brian                                                            10,000
Leonaris Trust Ltd.                                                       25,000
Lim, Philip Seng Choong                                                   12,181
McKee, Stan                                                               12,800
Meyers, Michael                                                           25,000
Milburn, Catherine Knoll                                                   5,000
Moh, Lawrence                                                            100,000
Nemetz, Gary                                                             100,000
Proto Company                                                             50,000
Silverman, Marc                                                           10,000
Soon, Kian Lee                                                            14,284
Steinberg, Elliot                                                         35,000
Tan, Michael Kiah Teck                                                        -
Walnut Capital                                                            35,000
Watson, Terry                                                              5,000
Williams, Richard                                                         25,000
Zorn, Douglas                                                             30,000
                                                                        --------
                           TOTAL                                        $749,637
                                                                        --------

                                BIOFACTORS, INC.
                     AMENDED AND RESTATED SECURITY AGREEMENT

                                   SCHEDULE B

                             SCHEDULE OF NEW HOLDERS

NAME OF HOLDER                                       PRINCIPAL AMOUNT OF
--------------                                             NEW NOTE
                                                           --------

                                BIOFACTORS, INC.
                     AMENDED AND RESTATED SECURITY AGREEMENT

                                   SCHEDULE C

                             LOCATIONS OF COLLATERAL

All of the Collateral (or documents evidencing intangibles constituting Collateral) is located at 1746 Cole Blvd., Suite 265, Golden, Colorado 80401

                                BIOFACTORS, INC.
                     AMENDED AND RESTATED SECURITY AGREEMENT

                                   SCHEDULE D

                     OTHER SECURITY INTERESTS IN COLLATERAL

                  None.

                                 BIOFACTORS, INC

                             SECURED PROMISSORY NOTE

$                                                              December __, 1994
 ------------------------------

                  FOR VALUE RECEIVED, the undersigned, BIOFACTORS, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of _________ ___________, or registered assigns at such place as the holder of this Note may from time to time designate in writing, the principal sum, or portion thereof, of ______________________ ($_________) remaining outstanding, and to pay interest on the unpaid balance of said principal from the date hereof until payment in full at the rate of twelve percent (12%) per annum.

                  Principal and accrued interest under this Note shall be due and payable in full on May 30, 1995. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed. The Company may prepay this Note, with the consent of the holder of this Note, by paying the entire outstanding principal balance hereof together with all accrued interest.

                  This Note is the Maker's "Note" and is issued pursuant to and entitled to the benefit of that certain Secured Note and Warrant Purchase Agreement dated as of December 1, 1994, between Maker and the Purchasers named therein (the "Agreement"), as the same may be amended, modified or supplemented from time to time. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

                  Principal and interest payments hereunder shall be made in money of the United States of America, lawful at such times for the satisfaction of public and private debts.

                  This Note is a registered Note and is transferable only by surrender thereof at the principal offices of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing. Transfers are subject to the restrictions set forth in the Agreement.

                  This Note is secured by a certain Security Agreement of even date herewith by and between the Maker and parties named therein. Upon the occurrence of an Event of Default (as defined in the Security Agreement), the unpaid balance of the principal amount of this Note may become due, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Security Agreement.

                  Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. Maker promises to pay costs of collection and reasonable attorneys' fees if default is made in the payment of this Note, or in the terms and provisions of the Agreement. The right to plead any and all statutes of limitation as a defense to this Note or to any agreement to pay the same, is hereby expressly waived by the undersigned to the full extent permitted by law.

                  This Note, the Agreement and the Security Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

                  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the ____ day of ________, 1994.

                              MAKER:

                              BIOFACTORS, INC.

                              By:
                                 -----------------------------------------------
                                       Douglas S. Zorn
                                       Its: Vice President of Finance/Secretary
                                            and Chief Financial Officer

(Corporate Seal)

                                       -2-